Exhibit 99.2

1 March 16, 2026 Aleniglipron Topline ACCESS II and Supplementary Studies

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, without limitation, statements concerning: the estimated addressable patient population, market, and revenue opportunity for aleniglipron; any expectations regarding the potential benefits, tolerability and safety profile, accessibility, dose flexibility, scalability, cost, combinability, capability, efficacy, convenience, expected effects, and future application of aleniglipron; the Company's belief that data to date from the ACCESS, ACCESS II, Body Composition and Open Label Extension studies provide a strong foundation for the Phase 3 clinical development of aleniglipron; the belief that all key questions have been answered by the studies to date; the belief that aleniglipron represents a potentially best-in-class oral small molecule GLP-1 and may be a backbone therapy for obesity; the expected size and design for the Phase 3 trial; any presumption that topline, interim or preliminary data will be representative of final data or data in later clinical trials; the belief that the Company is well positioned to lead with a differentiated and highly scalable pipeline of oral small molecule medicines designed to address the significant unmet needs in obesity and related metabolic diseases; the belief that there is potential for expansion beyond obesity, including chronic kidney disease, metabolic associated steatohepatitis, heart failure, sleep apnea, type 2 diabetes mellitus, osteoarthritis, and addiction; plans to conduct FDA regulatory interactions; the expected timing of topline data readouts from the Open Label Extension, ACCESS II Extension, Body Composition, SWITCH and T2DM studies; the planned initiation of the ACCG-3535 Phase 1 study and the timing thereof; the expected timing of study results from the Phase 1 ACCG-2671 study; and the Company's future plans and prospects. In addition, when or if used, the words and phrases "believe," "may," "potential," "to be," "will," and similar expressions and their variants, as they relate to the Company may identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Although the Company believes the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. Readers are cautioned that actual results, levels of activity, safety, performance or events and circumstances could differ materially from those expressed or implied in the Company's forward-looking statements due to a variety of risks and uncertainties, which include, without limitation: risks and uncertainties related to topline results that the Company reports is based on preliminary analysis of key efficacy and safety data, and such data may change following a more comprehensive review of the data related to the clinical trial and such topline data may not accurately reflect the complete results of a clinical trial, the preliminary nature of the results due to the length of the study and sample size and results from earlier clinical studies not necessarily being predictive of future results; the reported efficacy and safety data is not based on head-to-head studies and therefore may not be comparable to other oral or injectable GLP-1's due to differences in study design, participant characteristics and how companies quantify or qualify eligibility criteria, and how results are recorded; aleniglipron is in clinical development and even if the Company is successful in obtaining regulatory approval, there can be no guarantees that aleniglipron will outperform other therapies in terms of efficacy or tolerability; potential delays in the commencement, enrollment and completion of the Company's planned Phase 3 clinical program and other clinical studies, whether as a result of feedback from the End-of-Phase 2 meeting with FDA or otherwise; the Company's ability to advance aleniglipron, ACCG-2671, ACCG-3535, ANPA-0073, LTSE-2578, and its other therapeutic candidates, obtain regulatory approval of, and ultimately commercialize the Company's therapeutic candidates; competitive products or approaches limiting the commercial value of the Company's product candidates; the timing and results of preclinical and clinical studies; the Company's ability to fund development activities and achieve development goals; the Company's reliance on third parties, including clinical research organizations, manufacturers, suppliers and collaborators, over which it may not always have full control; general geopolitical and macroeconomic conditions, including as a result of tariffs and various global conflicts; the Company's ability to protect its intellectual property; and other risks and uncertainties described in the Company's filings with the Securities and Exchange Commission (SEC), including the Company's latest Annual Report on Form 10-K and future reports the Company may file with the SEC from time to time. All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied.

This presentation may incorporate publicly-available third-party data that we have not independently verified. There are risks inherent in conducting cross-trial comparisons and the results should be interpreted with caution. The presentation of such third-party data does not represent a head-to-head comparison of how our product candidates performed against any other third-party product candidate or study. Rather, such third-party data has been pulled by us from publicly-available sources for supplemental informational purposes, only. We caution you that any comparisons against third-party data set forth herein should not be viewed as a side-by-side comparison, and you should not rely on the completeness or accuracy of our presentation of the results of any third-party drug candidate in these slides, due to differences in study design, how other companies quantify or qualify eligibility criteria, and how results are recorded, among other distinguishing factors and uncertainties. Because we may be unaware of or may not adequately present various distinguishing factors and uncertainties, the comparisons set forth herein may not properly present such third-party data, which may differ materially from the data as presented here. Investors are encouraged to independently review third party data and should not rely on our presentation of such data as a single measure to evaluate our business.

Structure Therapeutics," the Structure Therapeutics logo and other trademarks, trade names or service marks of the Company appearing in this presentation are the property of the Company. All other trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation may be referred to without the ® and ™ symbols, but such references should not be construed as any indicator that their respective owners will not assert their rights thereto.

Structure THERAPEUTICS

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3 Closing Raymond Stevens Interim Data from ACCESS OLE and Body Composition Studies Blai Coll Topline 44 - week Data from ACCESS II Study Blai Coll, M.D., Ph.D, Chief Medical Officer Today’s Update Introduction Raymond Stevens, Ph.D, Chief Executive Officer 1 2 3 4 Q&A Blai Coll, Raymond Stevens Jun Yoon, Chief Financial Officer 5 ORAL SMALL MOLECULE GLP - 1 Receptor Agonist ALENIGLIPRON

Aleniglipron Obesity Data Summary
Differentiated Selective Oral Small Molecule GLP-1 Receptor Agonist (GLP-1 RA)

December 2025

ACCESS:

36 week placebo-adjusted mean weight loss:

- Up to 11.3% at 120 mg; no evidence of plateauing
- Overall 10.4% AE-related treatment discontinuations

ACCESS II:

36 week placebo-adjusted mean weight loss:

- Up to 15.3% at 180 and 240 mg; no evidence of plateauing

For those participants who achieved re-randomization:

- No AE-related treatment discontinuations up to 240 mg dose

ACCESS OLE & Body Composition at 2.5 mg start:

Interim timepoint (median of 10 weeks):

- Improvement in tolerability starting at 2.5 mg compared to 5 mg
- No discontinuations

>500 participants treated across all studies up to 44 weeks:

- No events of drug induced liver injury
- No off-target safety signals across all dose levels
- No events of QTc prolongation

March 2026

ACCESS OLE continuing at 120 mg:

56 week body weight loss:

- **Up to 16.2%; no evidence of plateauing**
- **2% AE-related treatment discontinuations**

ACCESS II:

44 week placebo-adjusted mean weight loss:

- **16.3% at 180 mg and 16.0% at 240 mg; no evidence of plateauing**

For those participants who achieved re-randomization:

- **3.7% AE-related treatment discontinuations**

ACCESS OLE & Body Composition at 2.5 mg start:

Interim timepoint (median of 20 weeks):

- **Improvement in tolerability starting at 2.5 mg compared to 5 mg**
- **2% and 3.7% AE-related treatment discontinuations, respectively**

>625 participants treated across all studies up to 56 weeks at 120 mg and 44 weeks at 240 mg:

- **No events of drug induced liver injury**
- **No off-target safety signals across all dose levels**
- **No events of QTc prolongation**

Structure Therapeutics

OLE = open label extension

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5 Aleniglipron Patient Journey to Chronic Weight Management Key Questions 44 weeks 120 mg 180 mg 240 mg ACCESS OLE Interim – Week 36 to 56 2.5 mg start 3 0 mg 45/90/120mg 120 mg Body Composition Interim through Week 20 2.5 mg start to 30 mg March 2026 1. What is the top dose? 2. Does weight loss continue beyond 36 weeks? 3 . Is there weight loss at low doses? 5. Does aleniglipron maintain absence of off - target safety? 4 . Does tolerability improve starting at 2.5 mg?

6 Aleniglipron Patient Journey to Chronic Weight Management 44 weeks 120 mg 180 mg 240 mg 1. What is the top dose? 2. Does weight loss continue beyond 36 weeks?

7 ACCESS II Focused on 180 mg and 240 mg Doses at 44 Weeks 240 mg 180 mg Weeks 0 20 24 28 32 36 Baseline 180 mg 120 mg 90 mg 60 mg 30 mg 15 mg 5 mg Study Details N= 73 Participants with: • Body mass index (BMI) ≥ 30 kg/m 2 or • BMI ≥ 27 kg/m 2 with ≥ 1 weight - related comorbidity Number of sites: 10 Clinicaltrials.gov ID: NCT06703021 ; 120 mg 8 - Week Extension 44 Re - Randomization N=61 Titration Phase 180 mg and 240 mg Dose Phase Pooled Placebo N=12 First Randomization Interim Dec 2025 Topline Mar 2026 Key Secondary Endpoints • % of participants who achieve ≥ 5%, ≥ 10% and ≥ 15% reduction in body weight at week 44 • Safety and tolerability profile Primary Endpoint • % change in body weight at week 44 compared to baseline (active vs. placebo) • Statistical analysis based on the Primary Efficacy Estimand* *T he primary efficacy estimand represents efficacy had all randomized participants remained on study treatment (with possible d ose interruptions and/or dose modifications) for 44 weeks without initiating rescue weight management treatments or surgeries.

8 Placebo N=12 Aleniglipron Overall N=61 Characteristics Mean (SD) or N (%) 51.8 (12.9) 49.8 (14.5) Age, years 8 (66.7) 38 (62.3) Sex, female 104.3 (12.38) 116.2 (31.9) Weight, kg 36.8 (5.1) 39.9 (8.4) Body mass index, kg/m 2 5.4 (0.36) 5.6 (0.35) HbA1c, % 122.6 (11.4) 122.2 (12.2) Systolic Blood Pressure, mmHg 82.3 (9.2) 78.7 (7.0) Diastolic Blood Pressure, mmHg 3 (25.0) 15 (24.6) Ethnicity (Hispanic or Latino) Baseline Demographics and Characteristics

9 Aleniglipron Achieved Greater Weight Loss at 44 weeks Least - Squares Mean (LSM) Change (%) Body Weight *LS Mean Difference based on Primary Efficacy Estimand and MMRM model 37 lbs 39 lbs 33 lbs - 14.7% ( - 20.3 to - 9.1) P<0.0001 - 16.3% ( - 21.7 to - 10.9) P<0.0001 - 16.0% ( - 21.5 to - 10.6) P<0.0001 LSM (95% CI) 120 mg 180 mg 240 mg Placebo Placebo - adjusted Mean Body Weight Loss (%) • No evidence of weight loss plateau across all dose ranges • 16.3%* placebo - adjusted mean weight loss with 180 mg at 44 weeks 0.4 lbs Interim Dec 2025 Topline Mar 2026

10 Aleniglipron Achieved Secondary Efficacy Endpoints • 180 mg dose cohort: o 9 3% achieved ≥ 10% body weight reduction o 61% achieved ≥ 15% body weight reduction o 32% of participants achieved ≥ 20% body weight reduction based on additional exploratory analysis

11 Tolerability in Re - Randomized Participants over Weeks 28 - 44 * Post Re - Randomization • Higher vomiting in the 240 mg cohort compared to 120 mg and 180 mg • 3.7% (1/27) AE - related treatment discontinuation across all doses ** *O ne participant in the 180 mg dose discontinued due to an AE on week 42 **One vomiting event previously entered in week 32 was recategorized during data base lock

12 Tolerability Profile in the ACCESS II – post re - randomization Post Re - Randomization (Weeks 28 – 44)* Placebo N=10 Aleniglipron 240 mg N=9 Aleniglipron 180 mg N=10 Aleniglipron 120 mg N=8 N (%) Reporting at least one event 3 (30) 5 (55.6) 5 (50) 2 (25) Any TEAE 0 0 0 0 Any SAE 0 0 1 (10) 0 Any TEAE leading to Treatment Discontinuation 6 (60) 7 (77.8) 7 (70) 8 (100) Participants completing study at target dose ** 0 3 (33) 2 (20) 0 Nausea 0 4 (44.4) 4 (44.4) 0 1 (10) 1 (10) 0 1 (12.5) 1 (12.5) 0 Vomiting (Overall) Mild and Moderate Severe 0 0 0 0 Diarrhea 0 0 0 0 Constipation 3.7% (1/27) AE - related treatment discontinuation across all doses in re - randomized participants *Data from baseline to Week 28 presented in December 2025. E-diary reporting is associated with an increase in the number of reported events. **Actual maintenance dose for at least 80% of the dosing period during Week 32 - Week 44 of treatment post re - randomization.

13 Summary of Topline Data from ACCESS II • Efficacy o Potential best - in - class efficacy for an oral GLP - 1RA with 180 mg dose achieving 16.3% weight loss (placebo - adjusted) at 44 weeks • Tolerability o Low number (3.7%) of AEs leading to discontinuations across all doses in re - randomized participants o Incidence of GI events at 180 mg comparable to 120 mg 44 weeks 120 mg 180 mg 240 mg 1. What is the top dose? 2. Does weight loss continue beyond 36 weeks?

14 Aleniglipron Patient Journey to Chronic Weight Management ACCESS OLE Interim – Week 36 to 56 2.5 mg start 3 0 mg 45/90/120mg 120 mg 2. Does weight loss continue beyond 36 weeks? 4. Does tolerability improve starting at 2.5 mg?

15 120 mg ACCESS OLE Beyond 36 weeks and 2.5 mg Starting Dose Baseline Titration Phase (every 4 weeks) Maintenance Phase (at target dose) ACCESS Primary Endpoint 30 15 5 N=45 N=65 N=64 N=56 *OLE is ongoing up to 72 weeks 45 mg 90 mg 60 30 15 5 120 mg 60 30 15 5 90 Pooled Placebo 75 120 mg 90 60 30 20 10 5 2.5 120 mg 120 mg 60 90 End of OLE Pre - specified interim analysis with a median follow up of ~20 weeks Study Details N=151 Participants who: • Completed the double blind treatment period from ACCESS and • Signed informed consent to continue on the ACCESS OLE Number of sites: 36 ACCESS Open Label Extension Study Objectives • Long - term safety • Durability and maintenance of weight loss from Week 0 to 72 (full study), and Week 36 to 72 (OLE portion) *Study ongoing and interim data from a pre - specified analysis. Interim data as of February 20th, 2026 Double Blind Treatment Period N=28 N=42 N=43 N=38 Weeks 0 20 36 44 56 72 ACCESS OLE* Study Ongoing Reported in Dec 2025

16 Aleniglipron Continued to Demonstrate Weight Loss Beyond 36 weeks *Study ongoing and interim data as of February 20 th , 2026. No statistical model applied Descriptive Body Weight Reduction ACCESS OLE Period Interim: Week 36 – 56 ACCESS Double Blind (DB) Treatment Period Baseline to Week 36 Mean Change (%) Body Weight Placebo Cross - Over 2.5 mg 5 mg 10 mg 20 mg 30 mg ACCESS OLE* (Interim: Weeks 36 to 56) 45 mg OLE Starting Dose 45 mg 75 mg 90 mg 120 mg 90 mg OLE Starting Dose 90 mg 120 mg 120 mg OLE Starting Dose 120 mg 120 mg

17 Improved Tolerability with the 2.5 mg Starting Dose • Occasional events of nausea reported and no events of vomiting • No study drug discontinuations in participants starting the OLE at 2.5 mg of aleniglipron after a median follow up of 20 weeks Study ongoing Study ongoing Nausea - Aleniglipron (N=38) Vomiting - Aleniglipron (N=38) Placebo - crossover Participants

18 Tolerability Profile in ACCESS OLE: Weeks 36 to 56 Study Ongoing Aleniglipron in the OLE (median follow up of 20 weeks after finalization of the double - blind treatment period) N (%) Reporting at least one event Placebo - cross over * 120 mg 90 mg 45 mg Arm in the double - blind treatment period 2.5 mg 120 mg 120 mg 60 mg Starting dose in OLE 38 43 42 28 Sample size 31 (81.6) 23 (53.5) 27 (64.3) 16 (57.1) Any TEAE 0 1 (2.3) 2 (4.8) 0 Any TEAE leading to discontinuation of treatment 15 (39.9) 5 (11.6) 5 (11.9) 5 (17.9) Nausea 0 7 (16.3) 5 (11.9) 2 (7.1) Vomiting 10 (26.3) 3 (7) 7 (16.7) 2 (7.1) Diarrhea 12 (31.6) 1 (2.3) 6 (14.3) 3 (10.7) Constipation • 2.0% (3/151) AE - related treatment discontinuation across all arms *Some GI events may be optimized by following dietary/healthy lifestyle during 36w before starting on aleniglipron. Use of da ily e - diary to capture participant symptomatology.

19 Summary of Interim Data of ACCESS OLE • Efficacy o Clinically relevant and additional body weight loss beyond 36 weeks, achieving up to 16.2% weight loss at 120 mg • Tolerability o Very low (2.0%) AE - related treatment discontinuations o Tolerability improved with 2.5 mg starting dose with no vomiting events and no discontinuations in that group after a median of 20 weeks ACCESS OLE Interim – Week 36 to 56 2.5 mg start 3 0 mg 45/90/120mg 120 mg 2. Does weight loss continue beyond 36 weeks? 4. Does tolerability improve starting at 2.5 mg? * Study ongoing and pre - specified interim data as of February 20 th , 2026. No statistical model applied

20 Aleniglipron Patient Journey to Chronic Weight Management Body Composition Interim through Week 20 2.5 mg start to 30 mg 3 . Is there weight loss at low doses? 4 . Does tolerability improve starting at 2.5 mg?

21 Body Composition Study to Further Evaluate Improved Tolerability with 2.5 mg Starting Dose Body Composition Study Objectives • Assess body fat loss over 40 weeks to inform body composition endpoints in Phase 3 • Evaluate tolerability with 2.5 mg starting dose Study Details N=71 Participants with: • Body mass index (BMI) ≥ 30 kg/m 2 Number of sites: 11 * Clinicaltrials.gov ID: NCT06693843 *Study ongoing and interim data from a pre - specified analysis. Interim data as of February 20 th , 2026 Study Ongoing Pre - specified interim analysis with a median follow up of ~20 weeks * 120 mg 90 mg 0 28 40 6 0 mg 3 0 mg 2 0 mg 10 mg 5 mg 2.5 mg N=59 N=12 Placebo

22 Baseline Demographics and Characteristics (Body Composition Study) Placebo N=12 Aleniglipron N=59 Characteristics Mean (SD) or N (%) 48.8 (16.4) 54.5 (11.4) Age, years, mean 8 (66.7) 38 (64.4) Sex, female 111.2 (20.8) 108.0 (20.2) Weight, kg 39.6 (6.8) 38.1 (6.2) Body mass index, kg/m 2 5.6 (0.4) 5.7 (0.4) HbA1c (%) 4 (33.3) 4 (6.8) Ethnicity (Hispanic or Latino) *Study ongoing and interim data from a pre - specified analysis. Interim data as of February 20, 2026

23 Aleniglipron Continued to Demonstrate Weight Loss Body with 2.5 mg Starting Dose Percent Change in Body Weight, % * Study ongoing and pre - specified interim data as of February 20 th , 2026. No statistical model applied • Clinically significant body weight reduction up to 30 mg in participants starting at 2.5 mg dose Descriptive Body Weight Reduction

24 Low Prevalence of Nausea and Vomiting Over Time Study ongoing Study ongoing Study ongoing Study ongoing • Events of nausea reported at the titration steps (<10%) • No events of vomiting while at the 2.5 mg starting dose • Very low occurrence of vomiting over time • 2 (3.4%) AE - related treatment discontinuation *Treatment Discontinuations due to AEs (not limited to nausea) * * Nausea - Aleniglipron (N=59) Nausea - Placebo (N=12) Vomiting - Aleniglipron (N=59) Vomiting - Placebo (N=12)

25 Tolerability Profile in the Body Composition Study * Study Ongoing Placebo N=12 Aleniglipron N=59 N (%) Reporting at least one event NA 2.5 mg Starting Dose 10 (83.3) 50 (84.7) Any TEAE 0 2 (3.4) Any TEAE leading to discontinuation of treatment 3 (33.3) 30 (50.8) Nausea 1 (8.3) 14 (23.7) Vomiting 6 (50) 19 (32.2) Diarrhea 3 (25.0) 21 (35.6) Constipation • 3.4% (2/59) treatment discontinuations due to AEs after a median treatment of ~20 weeks *Study ongoing and interim data from a pre - specified analysis. Interim data as of February 20 th , 2026. E-diary reporting is associated with an increase in the number of reported events.

26 Summary of Interim Data of Body Composition • Efficacy o Initial signs of body weight reduction up to 6.8% at 20 - week median follow up • Tolerability o Clinically manageable tolerability profile and very low (3.4%) study drug discontinuations due to AEs Body Composition Interim through Week 20 2.5 mg start to 30 mg 3 . Is there weight loss at low doses? 4 . Does tolerability improve starting at 2.5 mg? * Study ongoing and pre - specified interim data as of February 20 th , 2026. No statistical model applied

27 55.3% 24.4% 8.3% 45.4% 14.4% 2.1% 0% 10% 20% 30% 40% 50% 60% % of participants Tolerability Improvement Observed with Start Low (2.5 mg) and Go Slow Titration Strategy *Studies ongoing and interim data from a pre - specified analysis. Interim data as of February 20 th , 2026 Nausea Vomiting Discontinuations ACCESS and ACCESS II (n=244) Body Comp and ACCESS OLE (n=97) 5 mg 30 mg over 12 weeks 2.5 mg 30 mg over 20 weeks ACCESS and ACCESS II (n=244) Body Comp and ACCESS OLE (n=97) ACCESS and ACCESS II (n=244) Body Comp and ACCESS OLE (n=97)

28 Aleniglipron Patient Journey to Chronic Weight Management Body Composition Interim through Week 20 2.5 mg start to 30 mg 5. Does aleniglipron maintain absence of off - target safety? 44 weeks 120 mg 180 mg 240 mg ACCESS OLE Interim – Week 36 to 56 2.5 mg start 3 0 mg 45/90/120mg 120 mg

29 Aleniglipron Continues to Demonstrate Favorable Off - Target Safety Results • No cases of drug - induced liver injury (DILI) • No cases of ALT or AST ≥ 10x upper limit of normal (ULN) • All cases of elevated ALT and AST resolved without treatment modification or discontinuation * Interim data as of February 20th, 2026 Body Composition* Exploratory ACCESS II (up to 240 mg) ACCESS OLE * Phase 2b ACCESS (up to 120 mg) N (%) Placebo N=12 N=59 Placebo N=10 N=61 N=151 Placebo N=56 120 mg N=63 90 mg N=65 45 mg N=45 0 1 (1.8) 0 2 (3.3) 3 (2.0) 1 (1.8) 2 (3.2) 3 (4.8) 1 (2.3) ALT ≥ 3x ULN 0 0 0 0 2 (1.3) 0 0 1 (1.6) 0 ALT ≥ 5x ULN 0 0 0 0 0 0 0 0 0 ALT ≥ 10x ULN 0 1 (1.8) 0 2 (3.3) 1 (0.7) 1 (1.8) 0 0 0 AST ≥ 3x ULN 0 0 0 1 (1.7) 0 0 0 0 0 AST ≥ 5x ULN 0 0 0 0 0 0 0 0 0 AST ≥ 10x ULN 0 0 0 0 0 0 0 0 0 ALT or AST ≥ 3 x ULN and Total Bilirubin ≥ 2 x ULN

30 Aleniglipron Patient Journey to Chronic Weight Management Key Questions 1. What is the top dose? Potential best - in - class efficacy – 16.3% weight loss at 180 mg dose March 2026 2. Does weight loss continue beyond 36 weeks? ACCESS II and ACCESS OLE No evidence of plateauing at 44 weeks (ACCESS II) and 56 weeks (ACCESS OLE) 4 . Does tolerability improve starting at 2.5 mg? ACCESS OLE and Body Composition Low number of AE leading to study drug discontinuations (<4%) 5. Does aleniglipron maintain absence of off - target safety? ACCESS, ACCESS II, ACCESS OLE and Body Composition No drug - induced liver injury (DILI) 3 . Is there weight loss at low doses? ACCESS OLE and Body Composition Weight loss is observed starting at 2.5 mg and continues at increasing doses and ACCESS OLE

31 Closing Raymond Stevens

2026: A Transformational Year as Aleniglipron Advances into Phase 3

Discovery and Development of a Strong and Broad Portfolio of Obesity related Oral Assets

Program	Molecule(s)	Study / Focus	Discovery	Lead Opt	IND-enabling/DC	Phase 1	Phase 2	Phase 3	
Selective GLP-1 Receptor Agonist Backbone	Aleniglipron (GSBR-1290)	Phase 3 Registrational				*End of Phase 2 Meeting Q2 2026*		*Phase 3 initiation anticipated 2H 2026*	
		ACCESS (+ OLE)						✓ ***ACCESS Positive Results + OLE Ongoing***	
		ACCESS II (+ Extension)						✓ ***ACCESS II Positive Topline Results***	
		Diabetes/Obesity					*Ongoing: Data anticipated 2H 2026*		
		SWITCH Study					*Ongoing: Data anticipated 2H 2026*		
		Body Composition					*Ongoing: Data anticipated 2H 2026*		
Amylin Receptor Agonists Backbone	Amylin	ACCG-2671 (DACRA)				*Ongoing: Phase 1 SAD data 2H 2026*			
		ACCG-3535 (DACRA)				*IND-enabling studies underway and Phase 1 initiation anticipated Q4 2026*			
		SARA							
Combinations	GLP-1RA + Amylin	GLP-1RA + Amylin							
	Backbone + GIPR	GLP-1RA + GIPR Amylin + GIPR							
	Backbone + GCGR	Backbone + GCGR Backbone + GIPR + GCGR							

Structure THERAPEUTICS

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Access to Obesity Treatments Remains a Worldwide Unmet Need

Structure THERAPEUTICS

Only oral small molecules can scale to meet the needs of the global obesity patient population

Current Injectable Peptide GLP-1s for Overweight & Obesity

>5 million in US[1]

<5% of addressable US market

>100 million in US[2]

Overweight & Obesity

>1 billion worldwide[4]

Obesity

3.0 billion people

Overweight & Obesity

>$100 billion Total Addressable Market[3]

(obesity or overweight with at least one weight-related comorbid condition)

1. August 2025 Symphony Health prescription data and 2025 Evaluate Pharma sales data; Morgan *Stanley Mounjaro+Zepbound Script tracker*. March 2026
2. Trust for America's Health Report https://www.tfah.org/report-details/stateofobesity2019/#:~:text=Obesity%20is%20a%20growing%20epidemic,100%20million%20people%20%E2%80%93%20have%20obes
3. Goldman Sachs Report https://www.goldmansachs.com/insights/articles/anti-obesity-drug-market
4. World Obesity 2024 https://www.worldobesity.org/about/about-obesity/prevalence-of-obesity

Structure THERAPEUTICS

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34 Q&A

35 Our Mission Making medicines more accessible to all